EXHIBIT 99.1

Data Storage Corporation Announces Merger of its Subsidiaries,
Flagship Solutions Group and CloudFirst

Merger of subsidiaries expected to streamline operations, improve economies of scale, and enhance resource allocation

MELVILLE, N.Y., January 16, 2024 (GLOBE NEWSWIRE) — Data Storage Corporation (Nasdaq: DTST) (“DSC” and the “Company”), a provider of diverse business continuity solutions for disaster-recovery, cloud infrastructure, cyber-security, and IT services, today announced that it has merged its two subsidiaries, Flagship Solutions Group (“Flagship”) and CloudFirst.

Thomas Kempster, Chief Executive Officer of Flagship, commented, “We are excited to announce the merger of our two business units. This strategic move brings together complementary strengths and expertise, which should enable us to continue to streamline operations, grow our technical teams, achieve further economies of scale, and enhance resource allocation internally. We are confident in our ability to leverage the vast cross-selling and upselling opportunities across our respective customer bases and continue delivering exceptional value to our customers. We look forward to the journey ahead and the growth of our united company.”

Hal Schwartz, President of CloudFirst stated, “This combination is the culmination of extensive efforts to better align and integrate our organization. This strategic decision to combine Flagship and CloudFirst provides us a unified platform to capitalize on the vast opportunities within the market and increase customer penetration. We also expect this merger will result in improved business efficiencies, while effectively reducing redundant resources and expenses. By combining Flagship’s experienced leadership team with CloudFirst, we believe we have built a scalable organization poised for accelerated growth.”

About Data Storage Corporation

Data Storage Corporation (Nasdaq: DTST) is a family of fully integrated cloud-hosting, disaster-recovery, cyber security, and voice & data companies, built around technical asset investments in multiple regions, providing services to a broad range of domestic and global customers, including Fortune 500 clients, across a wide range of industries, such as government, education, and healthcare, with a focus on the rapidly growing, multi-billion-dollar business continuity market. A stable and emerging growth leader in cloud infrastructure support, DTST companies operate regional data center facilities across North America, sustainably servicing clients via recurring subscription agreements. Additional information about the Company is available at: www.dtst.com and on Twitter (@DataStorageCorp).

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Safe Harbor Provision

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. Forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward looking statements in this press release include statements such as the merger of subsidiaries enabling the Company to continue to streamline operations, grow its technical teams, achieve further economies of scale and enhance resource allocation internally, the Company’s ability to leverage the vast cross-selling and upselling opportunities across respective customer bases and continue delivering exceptional value to its customers, the growth expected of the united company, the combination providing a unified platform to capitalize on the vast opportunities within the market and increase customer penetration, the merger resulting in improved business efficiencies, while effectively reducing redundant resources and expenses and the Company having built a scalable organization poised for accelerated growth by combining Flagship’s experienced leadership team with CloudFirst . Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include the Company’s ability to continue to streamline operations, grow its technical teams, achieve further economies of scale and enhance resource allocation internally, the Company’s ability to leverage the cross-selling and upselling opportunities across respective customer bases and continue delivering exceptional value to its customers and the Company’s ability to achieve the growth expected of the united company and increase customer penetration. These risks should not be construed as exhaustive and should be read together with the other cautionary statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.

Contact:
Crescendo Communications, LLC
212-671-1020
DTST@crescendo-ir.com

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